UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2012, following a two-month temporary leave of absence due to a family member illness, Gregg A. Kaplan resumed his duties and responsibilities as President and Chief Operating Officer of Coinstar, Inc. (“Coinstar”) and Interim President of Coinstar’s wholly owned subsidiary Redbox Automated Retail, LLC (“Redbox”). Paul D. Davis, Coinstar’s Chief Executive Officer, had assumed the duties and responsibilities of Coinstar’s President and Chief Operating Officer and J. Scott Di Valerio, Coinstar’s Chief Financial Officer, had acted as Redbox’s Interim President, in Mr. Kaplan’s absence.

For additional information regarding Messrs. Davis, Di Valerio and Kaplan, please review the relevant disclosures in Coinstar’s 2011 Proxy Statement, filed with the Securities and Exchange Commission on April 25, 2011, which are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: April 2, 2012	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

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